Exhibit 10.2

THIS SENIOR SECURED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), FROM REPUTABLE COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS NOTE. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTION 4 HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 4 OF THIS NOTE.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (“OID”). PURSUANT TO TREASURY REGULATION §1.1275-3(b)(1), AMRO ALBANNA, A REPRESENTATIVE OF THE COMPANY HEREOF WILL, BEGINNING TEN DAYS AFTER THE ISSUANCE DATE OF THIS NOTE, PROMPTLY MAKE AVAILABLE TO THE HOLDER UPON REQUEST THE INFORMATION DESCRIBED IN TREASURY REGULATION §1.1275-3(b)(1)(i). MR. ALBANNA MAY BE REACHED AT TELEPHONE NUMBER (650) 870-1200.

Aditxt, Inc.

Senior Secured Note

Issuance Date: May 9, 2025	Original Principal Amount: $3,114,285.71

FOR VALUE RECEIVED, Aditxt, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of Esousa Group Holdings, LLC or its registered assigns (“Holder”) the principal sum set forth above as the original principal amount (as reduced pursuant to the terms hereof pursuant to redemption or otherwise, the “Principal Amount”) together with interest on any outstanding Principal Amount (as such interest on any outstanding Principal Amount may be reduced pursuant to the terms hereof pursuant to redemption or otherwise) from the date set out above as the issuance date hereof (the “Issuance Date”). This Senior Secured Note (with all notes issued in exchange, transfer or replacement hereof, this “Note”) is issued pursuant to that certain Securities Purchase Agreement, dated as of May 9, 2025, by and between the Company and the Holder (the “Securities Purchase Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

1.  Payments of Principal Amount and Interest. Interest and Principal Amount under this Note shall be payable as follows:

(a) Except as otherwise provided in this Note, the outstanding Principal Amount shall accrue interest at an annual rate equal to the Interest Rate from the Issuance Date of this Note until the entire Principal Amount is paid or satisfied in full, whether at maturity, upon acceleration, by prepayment, or otherwise.

(b)  The outstanding Principal Amount and accrued but unpaid interest on this Note are due and payable by the Company on May 12, 2025 (the “Maturity Date”).

(c) From and after the occurrence and during the continuance of any Event of Default, the Interest Rate shall automatically be increased to twenty percent (20.0%) per annum to the extent permitted by law. In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of such cure of such Event of Default.

(d)  All computations of interest shall be made on the basis of the actual number of days elapsed in a year of 360 days. Interest shall commence to accrue on the Principal Amount on the Execution Date and shall not accrue on the Principal Amount on the day on which it is paid if payment is made to Holder prior to 12:00 p.m. ET. Any payment of principal on this Note after 12:00 p.m. ET on any Business Day shall be credited against this Note on the next Business Day and interest will continue to accrue until so credited.

(e) All payments made under this Note will be made in lawful money of the United States of America at the principal office of the Company, or at such other place as the Holder may from time to time designate in writing to the Company. Payment will be credited first to accrued interest due and payable, with any remainder applied to the Principal Amount.

(h) The agreements made by Company with respect to this Note and the other Transaction Documents (as defined in the Securities Purchase Agreement) are expressly limited so that in no event shall the amount of interest received, charged, or contracted for by Holder exceed the highest lawful amount of interest permissible under the laws applicable to the Note. If at any time performance of any provision of this Note or the other Transaction Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged, or contracted for by Holder shall automatically and without further action by any party be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Holder shall ever receive, charge, or contract for, as interest, an amount which is unlawful, at Holder’s election, the amount of unlawful interest shall be refunded to the Company (if actually paid) or applied to reduce the then unpaid Principal Amount. To the fullest extent permitted by applicable laws, any amounts contracted for, charged, or received under the Transaction Documents included for the purpose of determining whether the Interest Rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

2.  Rights upon Event of Default; Acceleration.

(a) Event of Default. Each of the following events shall constitute an “Event of Default”:

(i) the Company’s or any Subsidiary’s failure (A) to pay to the Holder any amount of Principal Amount or accrued and unpaid interest when and as due under this Note or (B) to pay to the Holder, within five (5) days after the delivery by the Holder of written notice thereof, any amount or penalties or other amounts due under this Note or any amount due under any other Transaction Document or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby;

(ii) the occurrence of (A) any default under or acceleration prior to maturity of any Indebtedness (as defined in the Securities Purchase Agreement, but excluding clause (E) of such definition and clauses (F) and (G) to the extent they relate to Indebtedness describe in clause (E)) of the Company or any of its Subsidiaries in an aggregate amount in excess of $300,000, subject to any cure or grace period provided in the governing documents of such Indebtedness, or (B) a payment default under any such Indebtedness, if such default remains uncured for a period of ten (10) consecutive days;

(iii) bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company or any Subsidiary and, if instituted against the Company or any Subsidiary by a third party, which have not been dismissed within thirty (30) days of their initiation;

(iv) the commencement by the Company or any Subsidiary of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company or any Subsidiary in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any Subsidiary in furtherance of any such action or the taking of any action by any Person to commence a UCC foreclosure sale or any other similar action under federal, state or foreign law;

(v) the entry by a court of (A) a decree, order, judgment or other similar document in respect of the Company or any Subsidiary of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (B) a decree, order, judgment or other similar document adjudging the Company or any Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary under any applicable federal, state or foreign law or (C) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of thirty (30) consecutive days;

(vi) a final judgment, judgments, any arbitration or mediation award or any settlement of any litigation or any other satisfaction of any claim made by any Person pursuant to any litigation, as applicable, (each a “Judgment”, and collectively, the “Judgments”) with respect to the payment of cash, securities and/or other assets with an aggregate fair value in excess of $300,000 are rendered against, agreed to or otherwise accepted by, the Company and/or any of its Subsidiaries and which Judgments are not, within thirty (30) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within thirty (30) days after the expiration of such stay; provided, however, any Judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $300,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such Judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such Judgment;

(vii) other than as specifically set forth in another clause of this Section 2(a), the Company or any Subsidiary breaches any representation or warranty when made, or any covenant or other term or condition of this Note or any other Transaction Document, and, only, in the case of a breach of a covenant or other term or condition that is curable, if such breach remains uncured for a period of thirty (30) consecutive Trading Days after the delivery by Holder of written notice thereof;

(viii) any provision of this Note or any other Transaction Document (shall at any time for any reason (other than pursuant to the express terms thereof)) cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any Subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document;

(ix) failure to file annual or quarterly reports within the required periods under the 1934 Act, including any extension provided by Rule 12b-25 of the 1934 Act;

Upon the Company obtaining knowledge of the occurrence of an Event of Default with respect to this Note, the Company shall promptly, but in no case later than two (2) Business Days, deliver written notice thereof via email or overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder.

(b) Remedies. Upon the occurrence of an Event of Default and at any time thereafter, Holder may at its option: (a) declare the entire Principal Amount, together with all accrued interest thereon, immediately due and payable; and (b) exercise any or all of its rights, powers, or remedies under the Transaction Documents or applicable law or available in equity; provided, however that, if an Event of Default described in Sections 2(a)(iii)-(v) of this Note shall occur, the Principal Amount and accrued interest shall become immediately due and payable automatically and without any notice, declaration, or other act on the part of Holder.

(c) Acceleration by Subsidiary Spin-Off. Upon the occurrence of a Subsidiary Spin-Off and at any time thereafter, Holder may at its option declare the entire Principal Amount, together with all accrued and unpaid interest thereon, immediately due and payable.

3. Creation of Security Interest and Filings. As security for payment of the amounts due and payable under this Note, the Company hereby collaterally assigns and grants to Holder a continuing security interest in all of the Company’s right, title and interest in, to and under the following property of the Company, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located (collectively, the “Collateral”): (a) inventory; (b) equipment (including accessions thereto); (c) fixtures; (d) instruments (including promissory notes); (e) documents; (f) accounts; (g) chattel paper (whether tangible or electronic); (h) deposit accounts; (i) letter-of-credit rights (whether or not the letter of credit is evidenced by a writing); (j) commercial tort claims; (k) securities and all other investment property (whether certificated or uncertificated); (l) general intangibles (including payment intangibles); (m) supporting obligations; (n) rights to personal property or goods not otherwise described above (including rights to returned or repossessed goods and rights of stoppage in transit) which are represented by, arise form, or relate to any of the foregoing; (o) supporting evidence and documents relating to any of the above-described property; (p) to the extent not otherwise included above, all proceeds and products of any and all of the foregoing and all accessions and additions to, and substitutions and replacements of, any and all of the foregoing; (q) the Real Property and (r) intellectual property, and all books and records relating to any of the foregoing. The Company hereby authorizes and appoints Esousa Group Holdings LLC as the Company’s true and lawful attorney and agent-in-fact, to execute and file uniform commercial code financing statements necessary or advisable to perfect the security interest granted to Holder herein, documents and other agreements and instruments and do such other acts and things as may be necessary or advisable to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Holder to secure payment of this Note. Such financing statements may describe the Collateral as Esousa Group Holdings LLC may determine, in its sole but reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to Holder herein, including, without limitation, describing such property as “all assets” or “all personal property”. The Company agrees to maintain all of its tangible property constituting Collateral in good working order (normal wear and tear excepted). At any time and from time to time, upon the written and reasonable request of Holder, the Company shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Holder may reasonably deem necessary or desirable to obtain the full benefits of the security interest in the Collateral granted herein. All terms used in this Section 3, but not defined herein shall have the meaning ascribed to such term in the UCC. Upon the occurrence and continuance of an Event of Default, Holder shall have the right to exercise all rights and remedies available to a secured party against all or any portion of the Collateral pursuant to the UCC or applicable law in its sole and absolute discretion, subject to applicable law. Notwithstanding anything to the contrary herein, Holder’s security interest in the Collateral shall not include any Excluded Property as defined below.

For purposes of this Section 3 the following terms shall have the meanings set forth below:

“Excluded Property” means [●]

“Real Property” means the real property owned and/or ground leased by the Company and/or its subsidiaries.

4. Reissuance of Note.

(a) Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 4(d)), registered as the Holder may request, representing the outstanding Principal Amount being transferred by the Holder and, if less than the entire outstanding Principal Amount is being transferred, a new Note (in accordance with Section 4(d)) to the Holder representing the outstanding Principal Amount not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that the outstanding Principal Amount represented by this Note may be less than the Principal Amount stated on the face of this Note.

(b) Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 4(d)) representing the outstanding Principal Amount.

(c) Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 4(d) and in principal amounts of at least $10,000) representing in the aggregate the outstanding Principal Amount of this Note, and each such new Note will represent such portion of such outstanding Principal Amount as is designated by the Holder at the time of such surrender.

(d) Issuance of New Note. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal Amount remaining outstanding, (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Execution Date of this Note, and (iv) shall have the same rights and conditions as this Note.

5.  Voting Rights. The Holder shall have no voting rights as the holder of this Note, except as required by law, including but not limited to applicable corporate law of the State of Delaware, and as expressly provided in this Note.

6.   Covenants. Until this Note has been entirely repaid or otherwise satisfied in accordance with its terms:

(a) Rank. This Note shall be senior in right of payment to all other current and future notes to which the Company is a party.

(b) No Secured Indebtedness. The Company cause each of its Subsidiaries to not, directly or indirectly, incur any Indebtedness (other than Permitted Indebtedness) of the Company or any of the Subsidiaries, or amend or modify any Indebtedness in such a manner that results in it being, secured by any Lien (other than Permitted Liens) on any assets of the Company or any of its Subsidiaries.

(c) Restricted Payments. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other than Indebtedness pursuant to this Note or any regularly scheduled payments), whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness, if at the time such payment is due or is otherwise made or, after giving effect to such payment, (i) an event constituting an Event of Default has occurred and is continuing or (ii) an event that with the passage of time and without being cured would constitute an Event of Default has occurred and is continuing.

(d) Restriction on Redemption and Cash Dividends. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, redeem, repurchase or pay any cash dividend or distribution on any of its capital stock (other than transactions between or among any of the Company and/or its Subsidiaries) without the prior express written consent of the Holder.

(e) Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired whether in a single transaction or a series of related transactions, other than sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company and its Subsidiaries that, in the aggregate, do not have a fair market value in excess of $1,000,000 in any twelve (12) month period, and other than (i) in connection with intellectual property licensing transactions customary or useful in the nature of the lines of business conducted by the Company and each of its Subsidiaries on the Issuance Date or any business substantially related or incidental thereto, (ii) sales, leases, assignments, transfers, conveyances and other dispositions of such assets or rights by the Company in the ordinary course of business and (iii) sales of inventory in the ordinary course of business.

(f) Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by the Company and each of its Subsidiaries on the Issuance Date or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose, unless such modifications are completed solely for the purpose of reincorporating or continuing the Company or any Subsidiary in another jurisdiction or if any such reorganization or restructuring occurs between or among any of the Company and/or its Subsidiaries.

(g) Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(h) Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the material provisions of all material leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(i) Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

7.  Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Note shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 4 hereof).

8. Payment of Collection, Enforcement and Other Costs. If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company or any of its Subsidiaries shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

9. Non-circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its certificate of incorporation or bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note and take all action as may be required to protect the rights of the Holder.

10. Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

11. Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 10(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction.

12. Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds by providing the Company with prior written notice setting out the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and shall not be considered late as a result of such delayed payment.

13. Transferability of Note. A Holder may transfer some or all of this Note without the consent of the Company.

14. Amendment. Except as otherwise provided herein, the provisions of this Note may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder.

15. Waiver of Notice. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and any other Transaction Document.

16. Governing Law. This Note shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

17. Certain Defined Terms. For purposes of this Note, the following terms shall have the following meanings:

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

“Collateral” shall have the meaning set forth in Section 7.

“Existing Loans” means (i) those obligations under the Business Loan and Security Agreement dated January 24, 2024; and (ii) those obligations under the Business Loan and Security Agreement dated November 7, 2023.

“Execution Date” shall have the meaning set forth in the Securities Purchase Agreement.

“Fundamental Transaction” means that (i) the Company shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company is the surviving entity) any other Person unless the shareholders of the Company immediately prior to such consolidation or merger continue to hold more than 50% of the outstanding shares of Voting Stock after such consolidation or merger, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets to any other Person, in connection with which the Company is dissolved, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

“Interest Rate” means twelve percent (10%) per annum, in each case as may be adjusted from time to time in accordance with Section 1(b).

“Lien” means any lien, mortgage, pledge, encumbrance, charge, security interest, adverse claim, liability, interest, preference, priority, proxy, transfer restriction (other than restrictions under the federal and state securities laws), encroachment, tax, order, community property interest, equitable interest, option, warrant, right of first refusal, easement, profit, license, servitude, right of way, covenant or zoning restriction.

“Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

“Permitted Indebtedness” means (i) the Notes, (ii) the Existing Loans, (iii) purchase money indebtedness, capitalized leases or equipment financing indebtedness incurred in the ordinary course of business, (iv) unsecured indebtedness incurred in the ordinary course of business not exceeding $500,000 in the aggregate, (v) trade accounts payable in the ordinary course of business, (vi) indebtedness outstanding on the Issuance Date not referred to in the preceding clauses; and (vii) any extension, renewal, replacement, refinancing or refunding of any indebtedness permitted by the preceding clauses, provided that the principal amount of the indebtedness incurred to so extend, renew, replace, refinance or refund shall not exceed the principal amount of the indebtedness being extended, renewed, replaced, refinanced or refunded plus any premium or fee (including tender premiums) or other reasonable amounts payable, plus all accrued interest on such indebtedness and the amount of fees, expenses and other costs incurred, in connection with any such extension, renewal, replacement, refinancing or refunding.

“Permitted Lien” means any and all of the following: (i) Liens on the Collateral in favor of the Holder pursuant to the Securities Purchase Agreement or this Note; (ii) Liens incurred in the ordinary course of business that do not secure indebtedness for borrowed money; (iii) Liens existing as of the date hereof and listed on Schedule [●]; (iv) involuntary Liens arising by operation of law that do not affect the business or operations of the Company in any material respect; and (v) Liens securing Permitted Indebtedness.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

“SEC” means the Securities and Exchange Commission or the successor thereto.

“Subsidiary” means any Person in which the Company, directly or indirectly, (I) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (II) controls or operates all or any part of the business, operations or administration of such Person; provided, that after the Execution Date, a Person (other than Subsidiaries as of the Execution Date) shall not become a Subsidiary pursuant to clause (I) unless the Company, directly or indirectly, owns at least 25% of any of the outstanding capital stock or holds at least 25% of any equity or similar interest of such person.

“Subsidiary Spin-Off” means any (a) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of a Subsidiary (excluding sales of assets in the ordinary course of business) equal to 51% or more of the value of the assets of the Subsidiary or to which 51% or more of the revenues or earnings of the Subsidiary are attributable, (b) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of 51% or more of the outstanding equity securities of any Subsidiary, or (c) merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving substantially all of any Subsidiary or involving the assets of the any Subsidiaries with a value set forth in clause (a) of this definition; provided, however, in each case, a transaction shall not be considered a Subsidiary Spin-Off if such transaction is completed solely for the purpose of reincorporating or continuing the Subsidiary in another jurisdiction or if such transaction occurs between or among any of the Company and/or its Subsidiaries.

“Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which the Nasdaq Global Market (or any successor thereto) is open for trading of securities.

“UCC” means the Uniform Commercial Code of the State of Delaware and, to the extent applicable, the State of New York.

“Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

[Signature Page Follows]

IN WITNESS WHEREOF, Holder and the Company have caused their respective signature page to this Senior Secured Note to be duly executed as of the date first written above.

COMPANY

Aditxt, Inc.

By:	/s/ Amro Albanna
	Name:	Amro Albanna
	Title:	CEO

[Signature Page to Senior Secured Note]

HOLDER

ESOUSA GROUP HOLDINGS, LLC

By:	/s/ Michael Wachs
	Name:	Michael Wachs
	Title:	Managing Member